SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                December 5, 1996

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                      INTERNATIONAL DISPENSING CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       0-21489               13-3856324
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
         incorporation)                                      identification no.)

342 Madison Avenue, Suite 1034, New York, NY                              10173
  (Address of principal executive offices)                            (Zip code)

       Registrant's telephone number, including area code: (212) 682-2244

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Item 5.  Other Events.

         In connection with the application of International Dispensing Corporation, a Delaware corporation (the "Company"), to have certain of its securities listed on the Philadelphia Stock Exchange, the Company's independent public accountants have reissued their report dated June 28, 1996 to reflect the completion of the Company's initial public offering and the removal of the going concern qualification from such report.

Item 7.        Financial Statements and Exhibits.

(c)            Exhibits

Exhibit 99.1 Report of Independent Public Accountants and Financial Statements of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      INTERNATIONAL DISPENSING CORPORATION




Date:  December 11, 1996              By:    /s/ Jon Silverman
                                         ---------------------
                                         Jon Silverman
                                         Chairman, Chief Executive Officer and
                                           President


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                                      INDEX


Exhibit No.   Description

99.1 Report of Independent Public Accountants and Financial Statements of the Company.


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